                                   EXHIBIT 23
                                   ----------


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements No. 333-12343, 33-49807, 33-35684, 33-03991, 33-34262, 33-
05816, and 33-07590 on Forms S-8 and No. 33-32002 on Form S-3 of our report dated February 27, 1997, with respect to the consolidated financial statements and schedule of VWR Scientific Products Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                         BY (SIGNATURE)



                                         ERNST & YOUNG LLP



Philadelphia, Pennsylvania
March 27, 1997